UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): November 23, 2010

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change.  Trailing 3-month average versus prior year.)

	August ‘10	September ‘10	October ‘10
Process Management	+15	>+20	>+20
Industrial Automation	>+20	>+20	>+20
Network Power	+10 to +15	+10 to +15	+10 to +15
Climate Technologies	0 to +5	0 to +5	-5 to 0
Tools and Storage	+5	+5	+5 to +10
Total Emerson	+10 to +15	+15 to +20	+15 to +20

October 2010 Order Comments:

Emerson trailing three-month orders continued to accelerate slightly and are at the highest level since orders turned positive in January.  Orders support the growth expectations communicated on the November 2, 2010 earnings conference call.   Currency exchange rates had a negligible impact on the order growth rate.

Process Management orders further strengthened, with solid growth across the systems, valves and measurement businesses.  Improvement was seen across oil and gas, chemical, power and refining end markets globally. Currency exchange rates negatively impacted orders by approximately one percentage point.

Industrial Automation order growth remained at high levels, but has moderated from peak levels as comparisons become less favorable.  Orders increased broadly across the segment as capital goods end markets continued to improve.

Network Power order rates continued to be strong, led by the embedded power, inbound power, uninterruptible power supply and precision cooling businesses.  Solid growth resumed in Asia, and Latin America orders were strong.

Climate Technologies orders declined modestly with weakness in the North American residential business, which had tougher prior year comparisons that were positively impacted by the industry build-ahead of equipment prior to the R-410A refrigerant conversion last year.  Asia declined slightly against tougher prior year comparisons. Stationary and transport refrigeration markets remained strong.

Tools and Storage order growth improved, with strength in the tools and disposer businesses partially offset by weakness in the residential storage business.

Upcoming Investor Events:

On February 3 and 4, 2011, Emerson senior management will host the company’s annual investor conference in St. Louis at Emerson’s global headquarters.  Additional details will be available in December.

Updates and further details on this and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website at www.Emerson.com as they occur.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: November 23, 2010	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary